ANNUAL REPORT

            December 31, 2002


     CENTURION COUNSEL FUNDS, INC.

CENTURION COUNSEL MARKET NEUTRAL FUND
  CENTUIRON COUNSEL REAL ESTATE FUND
     CENTURION COUNSEL GROWTH FUND














                CENTURION






       CENTURION COUNSEL FUNDS, INC.
            TOTAL RETURN
        PERIODS ENDED 12/31/02*


                  Cumulative                          Since
Fund (Inception)  6 months   1 Year  5 Year  10 Years Inception

MARKET NEUTRAL FUND

Class A:(1/97) without
sales charge       -2.13%  -6.77%    3.35%     N/A     2.11% #,@
Class B:(1/97)     -2.44%  -7.41%    3.79%     N/A     3.09% #,@
Class C:(1/82)     -2.66%  -7.37%    3.84%    -2.52%   3.93% #,@
Class D:(12/96)    -1.85%  -5.77%    4.81%     N/A     3.69% #,@


                  Cumulative                          Since
Fund (Inception)  6 months   1 Year  5 Year  10 Years Inception

REAL ESTATE FUND

Class A:(2/02) without
sales charges    -10.90%      N/A     N/A     N/A      -6.94% #,+
Class B: (12/02)   N/A        N/A     N/A     N/A       N/A   #
Class C: (6/02)  -10.80%      N/A     N/A     N/A      -8.0%  #,+
Class D: (2/02)  -10.50%      N/A     N/A     N/A      -9.0%  #,+


                  Cumulative                          Since
Fund (Inception)  6 months   1 Year  5 Year  10 Years Inception

Growth Fund

Class D:(11/02)    0.00%      N/A     N/A     N/A      0.00% #,+

Past performance is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed and investor's shares may be worth more or less than when purchased. The funds' Class A performance does not reflect the maximum sales charge of 4.75%. The funds' Class B perforance does not reflect the deduction of the applicable contingent deferred sales charge (CDSC) for the periods shown. The CDSC on Class B shares declines from 4% beginning at the time of purchase to 0% at the end of the seventh year. The performance of the Class A, Class B, Class C and Class D share will differ due to the difference sales charge structures and expenses.

#Performance information provided in this report does not reflect the deduction of taxes shareholders pay on the redemption of fund shares.

@Annualized
+Not Annualized


                    MARKET NEUTRAL FUND
                    Top 10 Sector Holdings
                    % of Total Net Assets

                Technology                   9.0%Short
                Financial Services           3.9%
                Indexes                      3.6%
                Natural Resources            3.0%
                Consumer Services            2.2%
                Industrial Services          2.2%Short
                Consumer Products            2.0%
                Industrial Products          1.8%
                Health                       1.7%
                Energy                       1.7%



MARKET NEUTRAL FUND               MARKET NEUTRAL FUND
Top 10 Holdings-Long Positions    Top Holdings-Short Positions
% of Total Net Assets             % of Total Net Assets

Dow Jones,P,12/20/03 2.3%         Packeteer            4.8%
American Express     1.7%         Citrix Pharmacetical 3.8%
LSI,C, 1/15/05       1.4%         Brightpoint          3.4%
NASDQ 100 Index      1.2%         Inspire Pharmacetical2.5%
Pallerson,Uti Energy 1.2%         Yahoo                2.1%
Beta Oil & Gas       1.1%         Affymetrix           2.0%
Dave & Busters       0.8%         SLM Holdings         2.0%
AGL Resources        0.8%         Medimmune            1.8%
Doral Financial      0.8%         Clean Harbors        1.8%
Eli Lilly            0.8%         Webex Communications 1.7%


                      REAL ESTATE FUND
                      Top 10 Common Stock Holdings
                      % of Total Net Assets

                      LNR Properties          2.6%
                      Duke Realty             2.1%
                      Tejon Rancho Co         2.0%
                      General Growth Prop     1.9%
                      Home Property of NY     1.9%
                      Kramont Realty          1.8%
                      Centerpoint Properties  1.8%
                      CBL & Associates        1.8%
                      Brandywine Realty       1.7%
                      Bedford Properties      1.7%



Dear Centurion Counsel Fund Shareholders:


The year 2002 was a year marked by corporate malfeasance, diminishing earnings, increasing violence in the Middle
East and mounting tension between the United States and both Iraq and North Korea. The equity markets lost a total of $2.8 trillion in market capitalization.
Contradicting the predictions of many stock market pundits, the market endured its third consecutive year of losses, softened only by a fourth quarter rally that buoyed major indexes from five year lows. However, despire the general weakness of the U.S. equity markets, as well as other primary internation markets, investors who applied principles of asset allocation and diversification to their asset manangement were able to weather the losses of 2002 far better than their peers who did not.

Domestically, the NASDAQ Composit Index, comprised primarily of large technology stocks continued its freefall, plummeting 31.5% and its now 73.6% below its zenith during the technology mania nearly three years ago. The Standard and Poor's 500 Index, a more representative reflection of large cap companies in the U.S., dropped 23.3%. As further evidence of the broad downturn in the U.S. equity market, only five companies in the Dow Jones Industrial Average, which represents thirty of the largest companies in the U.S. from various industries, could boast of a positive return in the past twelve months.

Globally, with the exception of a few bright spots in minor economies such as Pakistan and Argentina, the international indexes suffered considerably. The Tokyo Nikkei 225 in Japan declined 18.6%, the FTSE in London fell 24.5% and the DAX in Germany dropped 43.9%. Overall, the Dow Jones
World Index, excluding the U.S., fell 15.6%, proving once more that foreigh equities are not a good diversification form the U.S. equities.

Despite the poor over all markets, several areas enjoyed superior performance, among them were short selling, commodities, mining stocks, International bonds and the U.S. Treasuries. While commodities offered no protection from a tumultuous stock market in 2001, the Down Jones-AIG commodities increased 24% in the year 2002. Due to the political unrest in the Middle East and Venezuela, primary suppliers of fossil fuel, crude-oil contracts, gasoline contracts and heating-oil contracts all increased more than 50%. Platinum and gold contracts, typically a hedge against inflation or protection from equity volatile markets, also rose 23% and 25%, respectively.

We continue to believe that portfolios that are part of an asset allocation plan have done much better the past year and will be better positioned during the next year. We believe that market-neutral investing should be part of an overall asset allocation plan because it can increase your risk-adjusted returns in both up and down markets. We believe your fund will be a major contributor in your overall allocation plan during the next year.

Centurion Counsel Market Neutral Fund--FUND PERFORMANCE

During the six months period and the year ended
December 31, 2002 your fund's total return on the Class
D shares was down 1.9% and 5.8%, respectively. For the performance of other share classes please see the Portfolio Review on the preceding page. We believe that the Centurion Counsel Market Neutral Funds has one of the best three-year track records of an average total return of 14.7% in the universe of Market Neutral Funds including the year 2002 in which the fund was only down
5.8%. It was in 1999 when the rules were changed to not prohibit short term selling activities that market neutral funds became a reality.

The year 2002 was a tough year because the lack of a constant direction hampered the ability of your fund to profit from the inefficiencies of the market. The market started the year down, rallied in March only to see that rally fail and sell-off until mid July.
After a brief rally the market continued its downtrend hitting its low in October, and then rallied almost 20% in the fourth quarter. When all was said and done the effect of the overall negative markets our long securities positions declined more than our short positions increased. In general we remain convinced that the economy is growing stronger and that the market will reflect this once the uncertainties of the potential wars is determined and that the long securities positions will provide us with proper returns.


Centurion Counsel Real Estate Fund--FUND PERFORMANCE

The Real Estate Fund commenced operation in June 2002 and therefore results for the period in 2002 as not representative or comparable. The Fund shares declined due to price depreciation similar to the Bloomberg REIT
Index which was down 10.4% during the last six months of the year 2002.

We sincerely appreciate the confidence you have placed in us.

Sincerely,



Jack K. Heilbron
Chief Investment Officer






                   CENTURION COUNSEL FUNDS, INC.

                        FINANCIAL STATEMENTS

                          December 31, 2002






               CENTURION COUNSEL FUNDS, INC.

                STATEMENT OF ASSETS AND LIABILITIES
                       December 31, 2002


                                     Market        Real
                                     Neutral       Estate   Growth
                                     Fund          Fund     Fund


ASSETS

Investments in Securiites, at fair   $ 920,109 $100,331  $   -
value (identified cost $1,082,482,
$105,227 and $0, respectively)
Cash and Deposits                      490,220  172,010   46,549
Receivables:
  Dividends                                  3       -       -
  Interest                                 240       -       -
  Investment securities sold            55,521       -       -
Deposits with Brokers for Securities 1,394,337       -       -

      TOTAL ASSETS                  $2,860,430 $272,341  $46,549

LIABILITIES
Covered Call Options Written, at
fair value(premiums received $19,539,
$0 and $0, respectively)                 7,800       -        -
Securities Sold Short, at fair value
(sales proceeds received $612,033,
$0 and $0, respectively)               688,678       -        -
Payables:
  Accounts payable                      14,577     1,554      50
  Investment securities purchased      114,202        -      -


    TOTAL LIABILITIES                  825,257     1,554      50

NET ASSETS                          $2,035,173  $270,787 $ 46,499


ANALYSIS OF NET ASSETS:
 Net capital paid in on shares of
capital stock                       $3,309,568  $280,501 $ 46,500
 Accumulated undistributed net
investment loss                       (451,789)   (1,254)      (1)
Accumulated undistributed realized
loss on securities transactions       (595,327)   (3,564)      -
Net unrealized depreciation of
securities transaction                (239,018)   (4,896)      -
Net unrealized appreciation of
covered call options written            11,739      -          -
NET ASSETS, Applicable to shares
Outstanding                         $2,035,173   $270,787 $46,499


NET ASSET VALUE PER SHARE:

Class A:
  Net asset value and offering price
per share
(Market Neutral Fund, $11,440
divided by 2,771 shares outstanding)   $  4.22
(Real Estate Fund, $815 dividend by
90 shares outstanding)                         $9.06


Class B:
  Net asset vaule and offering price
per share
(Market Neutral Fund, $315,076 divided
by 78,756 shares outstanding)          $  4.00


Class C:
  Net asset value and offering price
per share
(Market Neutral Fund, $765,797 divided
by 190,520 shares outstanding)         $   4.02
(Real Estate Fund, $3,682 dividend
by 400 shares outstanding                       $9.20

Class D:
  Net asset value and offering price
per share
(Market Neutral Fund, $942,860 divided
by 221,970 shares outstanding)         $   4.25
(Real Estate Fund, $266,290 divided
by 29,251 shares outstanding                    $9.10
(Growth Fund, $46,499 divided by
4,650 shares outstanding                                $10.00





              SCHEDULE OF INVESTMENTS IN SECURITIES
                CENTURION COUNSEL FUNDS, INC.
                      December 31, 2002

MARKET NEUTRAL FUND

Principal                              % of            Fair Value
Amount                                  Net               (Note 1)
or Shares     Description    Notes     Assets     Security    Sector

               COMMON STOCKS                36.0%

             Automotive                      0.4%
 1,100    Flat                (b)                       8,745
                                                              $8,745

            Conglomerate                     0.7%
   350     Career Education Corp                       14,000
                                                              14,000

            Consumer Products               2.0%
  300      Church & Dwight    (b)                      9,129
  500      Estee Lauder        (b)                    13,200
  260      International Flavor & Fragrance (b)        9,126
  240      Kraft Foods          (b)                    9,343
1000      TLC Beatrice (TLC)                             -
                                                             40,798

             Consumer Services              4.4%
1000      AOL-Time Warner                             13,100
245       Apol                                        10,780
500       Cox Communications                          14,200
2000      Dave & Buster                               17,300
2000      Earthlink            (a)                    10,900
600       Safeway              (b)                    14,016
220       Tribune Company      (b)                    10,001
                                                            90,297

            Defense                         1.6%
80        Alliant Tech Systems                         4,988
150       Lockheed Martin      (b)                     8,663
70        Northrup Gruman      (b)                     6,790
1200      Titan                                       12,480
                                                             32,921

            Energy                           1.7%
300       Pogo Production      (b)                    11,175
800       Patterson-UTI Energy                        24,136
                                                             35,311

            Financial Services              8.1%
400      Associated Banc Corp                         13,576
1000     American Express         (a)                 35,350
874      Brookline Financial                          10,401
600      Doral Financial                              17,160
245      Hilb Rogal & Ham                             10,021
400      North Fork Bank                              13,496
100      Progressive Corporation                       4,963
250      Port Financial                               11,155
700      Synovus Financial                            13,580
550      Southtrust                                   13,668
425      T. Rowe Price Group                          11,594
528      Tenaris, SA                                  10,148

                                                           165,112

            Health                          7.6%
100       Alcon, Inc                                   7,890
300       Amgen                                       14,502
500       Biomet, Inc                                 14,330
5         Cephalon                                       218
280       Express Scripts                             13,451
150       Forest Laboratories                         14,733
260       Eli Lilly              (b)                  16,510
250       Medtronic              (b)                  11,400
205       Merck & Co                                  11,605
350       Patterson Dental                            15,309
220       Taro Pharmaceutical                          8,272
100       United Healthcare       (b)                  8,350
500       Utah Medical Products                        9,550
200       Zimmer Holdings                              8,304

                                                           154,424

             Industrial Products            2.0%
400       Delta Pine & Land          (b)               8,164
600       Georgia Gulf               (b)              13,884
940       Octel                      (b)              14,852
837       Surebeam, Class A          (b)               3,381
                                                            40,281

            Industrial Services             0.2%
200      Multi-Color Corp                              3,386
                                                            3,386

           Natural Resources                3.1%
700     AGL Resources                 (b)            17,010
550     Meridian Gold                                 9,697
240     Quanex                        (b)             8,040
400     Piedmont Natural Gas          (b)            14,140
600     Wisconsin Energy              (b)            15,120
                                                           64,007

           Retail                           0.7%
800     J. Hill Group                                11,184
                                                           11,184

          Technology                         2.6%
25000  Cotelligent Inc.                               9,250
410    Gtech Holdings                                11,423
500    Herley Industries                              8,704
2000   Keynote Systems                               15,440
       Qualcomm                                          -
1000    Siebel Systems                                7,400
                                                           52,217

          Telecommunications                 0.5%
200     Alltel                         (b)           10,200
                                                           10,200

          Transportation                     0.5%
400     Yellow Corp                                  10,076
                                                           10,076



TOTAL COMMON STOCKS (COST $820,321)                       $732,959

           PREFERRED STOCK                   1.2%

            Energy
5000     Beta Oil & Gas                     1.2%    23,750

            TOTAL PREFERRED STOCK (COST $34,344)          $23,750


            OPTIONS AND WARRANTS            7.2%

            Consumer Services               0.5%
2000     Earthlink/Jan 04/10/puts                     9,200
                                                           $9,200

             Financial Services             0.0%
1000      American Express/Jan03/25/puts               100
                                                          $100

             Health                           0.6%
1000      Bristol Meyers/Jan 03/15/calls               8,700
2000      Ama/Jan 03/5/calls                           3,100
                                                           $11,800

             Indexes                          3.6%
2500      NASDAQ 100/Jan 04/25/calls   (a)             9,500
1000      NASDAQ 100/                                 24,370
2500      Dow Jones,Dec 03/100                        48,500
                                                            $82,370

             Natural Resources                 0.0%
1250      Beta Oil & Gas Warrants A                       63
1250      Beta Oil & Gas Warrants B                       63
                                                            $126

             Technology                        1.6%
10000     LSI/Jan 05/5/calls                           30,000
1000      Seibel/Jan 03/20/puts                        12,500
                                                             $42,500

TOTAL OPTIONS AND WARRANTS (COST $201,013)                  $146,096

             FIXED INCOME                      0.9%

             Mortgage-backed Securities        0.3%
6            FNMA, 6.75% due 25 Jun 2021               5,729
                                                                5,729

             Corporate Debt                    0.7%
50         Worldcom, 7.5%, due May 2011               11,575
                                                             $11,575
                                                            $9,677

             TOTAL FIXED INCOME (COST $26,804)             $17,304

             Total Investment in Securities   45.2%        920,109

             Covered Call Option Securities   -0.4%         (7,800)
              (Premiums Received $19,539)

             Securities Sold Short           -33.8%        (688,678)
             (Sales Proceeds Received $612,033)

               Net Investment in Securities   11.0%         223,631

              Cash                            24.1%         490,220

              Deposits with Brokers on Securities
              Sold Short                      68.5%        1,394,337

             Other Assets Less Other
             Liabilities                      -3.6%          (73,015)

                    NET ASSETS               100.0%        $2,035,173

(a)  Call options have been written against this position.
(b)  Non-income producing securities.
(c) Total unrealized depreciation on investments consists of gross unrealized gains of $68,848 and gross unrealized losses of $296,127.





REAL ESTATE FUND


Principal                              % of            Fair Value
Amount                                  Net               (Note 1)
or Shares     Description    Notes     Assets     Security     Sector

               COMMON STOCKS                37.1%

160        AMB Property Corp                       $  4,378
150        Alico Inc                                  3,990
175        Bedford Property Investment Inc            4,496
210        Brandywind Realty Trust                    4,580
120        CBL & Associates Properties Inc            4,806
225        Catellus Dev Corp             (a)          4,466
85         Centerpoint Properties Corp                4,858
200        Central Parking Corp                       3,772
225        Consolidated Tomoka Land                   4,331
200        Delta Pine & Land                          4,082
220        Duke Realty Corporation                    5,599
210        Florida East Coast Inds                    4,872
100        General Growth Properties Inc              5,200
150        Home Properties NY Inc                     5,168
330        Kramont Realty Trust                       4,835
200        LNR Property Corp                          7,080
200        Midas Inc                     (a)          1,286
120        Pan Pacific Retail Properties              4,384
120        Public Storage Inc                         3,877
100        Saul Centers Inc                           2,380
400        7 Eleven Inc                   (a)         3,000
125        Sovran Self Storage Inc                    3,545
180        Tejon Ranch Co                 (a)         5,346


         Total Investment in Securities
           (Identified Cost $105,227)       37.1%            $100,331

         Cash and Deposits                  63.5%             172,010

         Other Assets Less Other Liabilities-0.6%              (1,554)

          NET ASSETS                       100.0%           $270,787

(a)  Non-income producing securities.
(b) Total unrealized depreciation on investments consists of gross unrealized gains of $1,693 and gross unrealized losses of $6,589.






      CENTURION COUNSEL MARKET NEUTRAL FUND

         COVERED CALL OPTIONS WRITTEN
             December 31, 2002

Shares                                     % of        Fair Value
Subject   Common Stocks/Expiration Date     Net        (Note 1)
to Call   Exercise Price                   Assets  Security   Sector

               Consumer Services             0.0%
(2000)       Earthlink/Jan04/15 Call                   $  (200)
                                                            $(200)

               Financial Services           -0.0%
(1000)      American Express/Jan 03/45 Calls           $    (50)
                                                            $(50)

               Indexes
(2500)      Dow Jones/Jan 03/85 Calls       -0.4%      $  (7,125)
(2500)      NASDAQ/Jan 03/27 Calls                          (375)
                                                             $(7,500)

               Technology                    -0.0%
(1000)      Seibel Systems/Jan 03/40 Calls              $   (50)
                                                               $(50)

               TOTAL                         -0.4%          $(7,800)




                      CENTURION COUNSEL MARKET NEUTRAL FUND

                           SECURITIES SOLD SHORT
                              December 31,2002

                                            % of             Fair Value
                                             Net              (Note 1)
Shares       Description                    Assets      Security    Sector


              Consumer Services             -2.1%
(2600)       Yahoo                                      $  (42,510)
                                                                   $ (42,510)

              Financial Services            -3.6%
(400)         M&T Financial                                (31,740)
(400)         SLM Holdings                                 (41,544)
(4)           CAM/Jan 03/50 Puts                              (820)
                                                                     (74,104)

              Industrial Products           -1.5%
(400)         Eaton Corp                                   (31,244)
                                                                     (31,244)

              Industrial Services           -3.0%
(480)         Cooper Cameron                               (23,914)
(2400)        Clean Harbors                                (37,344)
                                                                     (61,258)

                    Health                  -6.7%
(1860)         Affymetrix                                (42,575)
(1600)         Affymetrix/Jan 03/22.50 Puts                (1,760)
               Alexion Pharmaceutical
(5680)         Inspire Pharmaceutical                      (53,051)
(1420)         Medimmune                                   (38,581)
                                                                    (135,967)

               Natural Resources             -0.1%
(1400)         Beta Oil & Gas                                (1,204)
                                                                      (1,204)


                   Retail                    -1.1%
(1742)          Overstock.com                            (22,646)
                                                                  (22,646)

                   Technology               -14.6.0%
(8720)          Brightpoint                              (66,897)
(6360)          Citrix Systems                           (78,355)
(4000)          Citrix/Jan 03/12.50 Calls                 (2,800)
(4400)          Lucent Technologies                       (5,544)
(5000)          Lucent/Jan 03/7.50 Calls                    (500)
(5000)          Lucent/Apr 03/7.50 Calls                  (2,000)
(14280)         Packeteer                                (97,961)
(2280)          Webex Communications                     (34,200)
(4000)          Yahoo/Jan 03/15 Calls                     (7,800)

                                                                  (298,057)

                  Transportation             -1.1%
(400)           Fedex                                    (21,688)
                                                                   (21,688)

                   TOTAL                    -33.8%               $(668,678)




           STATEMENT OF OPERATIONS
          CENTURION COUNSEL FUNDS, INC.
            Year Ended December 31, 2002

                                       Market    Real
                                       Neutral  Estate  Growth
                                       Fund     Fund    Fund


INVESTMENT INCOME

  Dividends                          $  2,646  $ 1,855  $  --
  Interest                             19,334      402       49
  Other                                 2,945      -        -

    Total investment income            24,925    2,257       49


EXPENSES

Investment advisory fee              $ 20,636    1,076        -
Distribution expenses - Class A            30       -         -
Distribution expenses - Class B         2,467       -         -
Distribution expenses - Class C         8,086       -         -
Registration and filing fees           10,695       -         -
Fund accounting fees                   26,885       -         -
Custodian fees and expenses             7,957    2,435        50
Audit fees and expenses                 6,636       -         -
Directors' fees and expenses            7,055       -         -
Transfer agent fees                     1,040       -         -
Insurance                               2,034       -         -
Other expenses                          4,262       -         -

  Total expenses                       97,783    3,511        50

  Fees and expenses absorbed by
  investment advisor                   (5,262)      -         -

 Net expenses                          92,521    3,511        50

          Net investment loss         (67,596)  (1,254)       (1)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain loss from investments(133,762) (3,564)       -
Net chang in unrealized depreciation on
investments for the year                 54,662  (4,896)       -

    Net realized and unrealized gain
    (loss) from investments             (79,100)  (8,460)      -

    Net increase(decrease) in net assets
 resulting from operations            $(146,696)  (9,714)     (1)



            STATEMENTS OF CHANGES IN NET ASSETS
            CENTURION COUNSEL FUNDs, INC.
               Years Ended December 31, 2002 and 2001


                             Market Neutral Fund
                               2002             2001

INCREASE IN NET ASSETS
FROM OPERATIONS

Net investment loss                $   (67,596)     $   (19,090)
Net realized gain from investment     (133,762)         141,549
Net change in unrealized
depreciation on investment              54,662           29,787

   Net increase in net assets
resulting from operations             (146,696)         152,246

CAPITAL SHARE TRANSACTIONS (NOTE 6)

Increase from capital shares sold      444,946          644,371
Decrease from capital shares redeemed (268,609)        (324,506)

  Net inicrease (decrease) from
capital shares transactions            176,337           319,865

Total increase (decrease) in net assets 29,641           472,111


NET ASSETS

  Beginning of year                 2,005,532         1,533,421
  End of period (includes no
  undistributed investment income)$ 2,035,173        $2,005,532


                                      Real Estate    Growth
                                        Fund (a)     Fund (a)

INCREASE IN NET ASSETS
FROM OPERATIONS

Net investment loss                $   (1,254)     $   (1)
Net realized gain from investment      (3,564)          -
Net change in unrealized
depreciation on investment             (4,896)          -

   Net increase in net assets
resulting from operations              (9,714)         (1)

CAPITAL SHARE TRANSACTIONS (NOTE 6)

Increase from capital shares sold      280,501      46,500
Decrease from capital shares redeemed      -            -

  Net inicrease (decrease) from
capital shares transactions            270,787      46,499

Total increase (decrease) in net assets    -            -


NET ASSETS

  Beginning of year                         -           -
  End of period (includes no
  undistributed investment income)    $270,787    $46,499




NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expense (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last reported sales price on the day of valuation on that exchange where such securities are primarily traded; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated as the last quoted bid price, except for short positions and call options written, for which that last quoted asked price is used. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates fair value) if maturity is 60 days or less, or at fair value if maturity is greater than 60 days.

Option Writing:
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales:
The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal
Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $550,193, which begin to expire in 2004.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 2002, the Fund had cash on deposit at one financial institution of $2,103,116. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

In the Market Netural Fund, as of December 31,2002, portfolio securities valued at $116,750 were held by the custodian in connection with covered call options written by the Fund. Transaction in options written during the year ended December 31, 2002 are summarized on the following page.

                                     Number of       Premiums
                                     Contracts       Received


Options outstanding at
December 31, 2002                           98       $  22,532
Options written                          1,946         376,095
Options terminated in closing
purchases                                 (523)       (211,913)
Option outstanding at
December 31, 2002                       (1,431)       (167,175)

                                            90       $  19,539



NOTE 3. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next
$200 million, 0.75% on the next $200 million, 0.60% on the next $200
million and 0.50% on amounts over $1 billion.   These fees are computed
daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the year ended December 31,2002 Centurion earned investment management fees of $21,712 and it waived $5,262 of the advisory fee.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of
Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B, Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 2002, 217 shares of Market Neutral Class A shares and 90 Real Estate Fund Class A were sold; initial sales charges were $48 and $0 , respectively. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges.  When Class
B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 2002, 31,458 Market Neutral Fund Class B shares were sold and no shares were redeemed; CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold
Class B shares.

Class C shares are not subject to initial sales charges or CSDC.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended December 31, 2002, CISI received servicing and distribution fees from Market Neutral Fund of $8,086.

CISI also executes some of the Fund's portfolio transactions.
During the year ended December 31, 2002, CISI received commissions of $76,787 from the Market Neutral Fund and $1,000 from the Real Estate Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. During the year ended December 31, 2002, CGI received transfer agent fees of $1,040.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 2002, CGI received accounting fees of $18,000 from the the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2002 and unrealized depreciation on investments as December 31, 2002 are summarized as follows:

                        Market       Real
                        Neutral      Estate        Growth
                        Fund         Fund          Fund

Purchases              $2,273,692    $108,978     $   -

Sales                  $1,989,530    $  2,427     $   -

Gross unrealized gains $   68,848    $  1,693     $   -

Gross Unrealized losses$ (296,127)   $ (6,589)    $   -


                       $ (227,279)   $ (4,896)    $   -

Net loss on investments for the year ended December 31, 2002 are summarized by component as follows (The amount represents the net increase in value of investments held during the year):

Market Neutral FUnd

                        Realized      Unrealized    Net

Long Position          $(334,574)    $  (16,278)   $(350,852)
Covered Calls Written     57,750          9,847       67,597
Short Position           143,062         61,093      204,155

                       $(133,762)    $   54,662    $ (79,100)

Real Estate Fund

                        Realized       Unrealized    Net

Long Position          $  (3,564)    $    (4,896)   $  (8,460)



NOTE 5. CAPITAL SHARE TRANSACTIONS

As of December 31, 2002, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the year ended December 31, 2002 and year ended December 31, 2001 were as follows:


Centurion Counsel Market Neutral Fund

	                     2002                          2001
                       Shares          Amount      Shares         Amount
Class A shares:
  Shares sold	      217          $    952     -            $   -
  Shares issued in
  reinvestment of
  dividends              -                 -       -                -
                         -                 -       -                -
Shares redeemed          -                 -       -                -

   Net increase         217           $   952      -            $   -

Class B shares:
Shares sold          31,458       $   134,841      47,192        $205,845
Shares issued in
   reinvestment
   of dividends          -                 -        -                -
                         -                 -        -                -
Shares redeemed        (38)             (165)       -                -

   Net increase	   31,420       $   134,676      47,192        $205,845

Class C shares:
  Shares sold          6,447    $    25,764      36,109        $159,654
Shares issued in
   reinvestment
   of dividends	        -                   -     -                -
Shares redeemed     (49,135)       (201,639)	   (54,112)      (235,313)

  Net decrease      (42,688)      $(175,875)       (18,003)     $ (75,659)

Class D shares:
Shares sold          65,058       $ 283,388         63,046      $ 278,872
Shares issued in
   reinvestment
   of dividends	         -                -          0           0
Shares redeemed	    (15,201)       (66,805)       (19,590)      (89,193)

   Net decrease      49,857    $   216,583         43,456     $ 189,679


Centurion Counsel Real Estate



	                     2002                          2001
                       Shares          Amount      Shares         Amount
Class A shares:
  Shares sold	        90        $    900     -            $   -
  Shares issued in
  reinvestment of
  dividends              -                 -       -                -
                         -                 -       -                -
Shares redeemed          -                 -       -                -

   Net increase          90       $    900         -            $   -

Class C shares:
  Shares sold          400      $      4,000        -                -
Shares issued in
   reinvestment
   of dividends	        -                   -     -                -
Shares redeemed         -                   -     -                 -

  Net Increase          400     $      4,000      -                 -

Class D shares:
Shares sold           29,251     $   275,601      -                -
shares issued in
   reinvestment           -              -        -                 -
   of dividends	         -                -       -                 -
Net Increase          29,251     $   275,601       -                -


Centurion Counsel Growth


Class D shares:
Shares sold            4,650     $    46,500       -                -
shares issued in
   reinvestment           -              -         -                 -
   of dividends	         -                -        -                -
Net Increase           4,650     $    46,500       -                -


NOTE 6. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:

                         CENTURION COUNSEL MARKET NEUTRAL FUND
                                FINANCIAL HIGHLIGHTS

                                          Class A
                                          Shares

Per Share Operating Performance:         2002   2001    2000   1999
"Net asset value, beginning of period"  $4.43  $4.03   $2.92   $3.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              (0.12) (0.05)     -      -
Net gains  (losses) on investments
(both realized and unrealized)(d)       (0.18)  0.45    1.11   -0.12

Total From Investment Operation         (0.30)  0.40    1.11   -0.12

DISTRIBUTIONS TO SHAREHOLDERS		      -       -       -      -


Net asset value, end of period          $4.13  $4.43   $4.03   $2.92

TOTAL RETURN (e)                        -6.77%  9.93%  38.01% -3.95%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                         $11   $ 11    $ 10      $  7
Ratios to net assets
Expenses, before waiver of fees        4.47%   5.06%  4.61%   4.05%
Expenses, after waiver of fees         4.22%   3.68%  3.32%   2.87%
Net investment income                 -7.49%  -4.78% -0.02%  -3.45%
Portfolio Turnover Rate	              753.91%823.17%532.12% 447.63%
Number of Shares Outstanding
	at End of Period (000 Omitted)    3      3      3       3




Per Share Operating Performance:       1998
"Net asset value, beginning of period" $3.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              0.02
Net gains  (losses) on investments
(both realized and unrealized)(d)      -0.33

Total From Investment Operation        -0.33

DISTRIBUTIONS TO SHAREHOLDERS		      -


Net asset value, end of period         $3.04

TOTAL RETURN (e)                      -9.25%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                         $   8
Ratios to net assets
Expenses, before waiver of fees        2.67%
Expenses, after waiver of fees         2.67%
Net investment income                 -0.29%
Portfolio Turnover Rate	               522.88%
Number of Shares Outstanding
at End of Period (000 Omitted)


                                    Class B
                                     Shares

Per Share Operating Performance:	 2002   2001   2000    1999    1998

"Net asset value, beginning of period"$4.32 $3.96  $2.86   $3.00  $3.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)            (0.14) (0.05)   -     -0.02  -0.01
Net gains  (losses) on investments
(both realized and unrealized)(d)     (0.18)  0.41   1.10  -0.12  -0.32

Total From Investment Operation       (0.32)   0.36  1.10  -0.14  -0.33

DISTRIBUTIONS TO SHAREHOLDERS	          -       -      -     -       -

Net asset value, end of period      $4.00  $4.32  $3.96  $2.86   $3.00

TOTAL RETURN (e)                    -7.41% 9.09% 38.46%-4.67%   -9.91%
RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $315   $205  $  1     $ -	$ 1
Ratios to net assets
Expenses, before waiver of fees      5.00% 5.81%  5.34% 4.72%    3.42%
Expenses, after waiver of fees       4.75% 4.44%  4.05% 3.54%    3.42%
Net investment income               -8.02% -5.54% -0.02%-4.12%  -0.36%
Portfolio Turnover Rate	           753.91% 823.17%532.12%447.63%522.88%
Number of Shares Outstanding
	at End of Period (000 Omitted) 79     47     -        -       -


                                         Class C Shares (a)

Per Share Operating Performance:	 2002   2001     2000     1999

"Net asset value, beginning of period"  $4.34  $3.96   $2.86     $2.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               (0.14) (0.05)     -      -0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)	 (0.18)  0.43    1.10     -0.11

Total From Investment Operation          (0.32)  0.38    1.10     -0.13

DISTRIBUTIONS TO SHAREHOLDERS	             -       -      -         -

Net asset value, end of period            $4.02  $4.34   $3.96     $2.86

TOTAL RETURN (e)                          -7.37%  9.60%  38.46%    -4.35%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                           $ 766  $ 1,013 $ 995    $1,259
Ratios to net assets
Expenses, before waiver of fees            5.15%  5.81%  5.35%     4.80%
Expenses, after waiver of fees             4.89%  4.43%  4.07%     3.62%
Net investment income                     -8.16% -5.53% -0.02%     4.20%
Portfolio Turnover Rate	                 753.91% 823.17% 532.12%   447.63%
Number of Shares Outstanding
At End of Period (000 Omitted)             191    233     251      440


                                       Class C Shares (a)


Per Share Operating Performance:	  1998

"Net asset value, beginning of period" $3.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.01)
Net gains  (losses) on investments
(both realized and unrealized) (d)     (0.33)

Total From Investment Operation        (0.34)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                   $ -

"Net asset value, end of period       $2.99

TOTAL RETURN (e)                     -10.21%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166
Ratios to net assets
Expenses, before waiver of fees       3.42%
Expenses, after waiver of fees        3.42%
Net investment income                -0.36%
Portfolio Turnover Rate	            522.88%
Number of Shares Outstanding
At End of Period (000 Omitted)       1,392



                                                Class D
                                                Shares


Per Share Operating Performance:        2002   2001     2000      1999

Net asset value, beginning of period   $4.51   $4.10   $2.95    $3.05

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.12)   (0.05)   -       0.01
Net gains  (losses) on investments
(both realized and unrealized) (d)     (0.14)    0.46   1.15    -0.11

Total From Investment Operation        (0.26)    0.41   1.15    -0.10

DISTRIBUTIONS TO SHAREHOLDERS	           -        -     -        -

Net asset value, end of period         $4.25   $4.51   $4.10    $2.95

TOTAL RETURN (e)                       -5.76%   10.00%  38.98%   -3.28

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$943    $776  $  527    $352
Ratios to net assets
Expenses, before waiver of fees          4.22%  4.81%  4.35%   3.80%
Expenses, after waiver of fees           3.96%  3.43%  3.07%   2.62%
Net investment income                   -7.24%  -4.53% -0.02%  -3.20%
Portfolio Turnover Rate	               753.91% 823.17% 532.20% 447.63%
Number of Shares Outstanding
at End of Period (000 Omitted)          222     172      129     119


                                               Class D
                                                Shares

Per Share Operating Performance:         1998

Net asset value, beginning of period    $3.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)      -0.33

Total From Investment Operation         -0.31

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                       -

Net asset value, end of period           $3.05

TOTAL RETURN (e)                        -9.23%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$760
Ratios to net assets
Expenses, before waiver of fees           2.42%
Expenses, after waiver of fees            2.42%
Net investment income                    -0.26%
Portfolio Turnover Rate	                522.88
Number of Shares Outstanding
at End of Period (000 Omitted)            249


(a) Allocated between Net Investment Income and Net
Gain or (Losses) on Securities based on monthly weighted average shares outstanding.
(b) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.


                 CENTURION COUNSEL REAL ESTATE FUND
                      FINANCIAL HIGHLIGHTS



                                    Class A  Class C  Class D
                                     Shares   Shares  Shares


Per Share Operating Performance:        2002   2002     2002

Net asset value, beginning of period   $10.00  $10.00  $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.04)  (0.04)   (0.08)
Net gains  (losses) on investments
(both realized and unrealized) (d)     (0.90)  (0.76)   (0.82)

Total From Investment Operation        (0.94)  (0.80)   (0.90)

DISTRIBUTIONS TO SHAREHOLDERS	           -        -     -

Net asset value, end of period         $9.06   $9.20   $9.10

TOTAL RETURN (e)                       -9.40%  -8.00%   -9.00%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$  1  $   4  $  266
Ratios to net assets
Expenses			         2.32%  2.32%  2.32%
Net investment income                   -3.15% -3.15% -3.15%
Portfolio Turnover Rate	                 3.60%  3.60%  3.60%
Number of Shares Outstanding
at End of Period (000 Omitted)             -      -      29

(a) Allocated between Net Investment Income and Net Gains or
(Losses) on Securities based on monthly weighted average shares outstanding.
(b) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.
(c) From March 2002 (inception) to December 31, 2002.

            CENTURION COUNSEL GROWTH FUND
             FINANCIAL HIGHLIGTHS



                                               Class D
                                                Shares

Per Share Operating Performance:         2002(c)

Net asset value, beginning of period    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 -
Net gains  (losses) on investments
(both realized and unrealized) (d)         -

Total From Investment Operation            -

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Distributions from capital gains

Total Distributions                       -

Net asset value, end of period           $10.00

TOTAL RETURN (e)                          0.00%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted)$ 46
Ratios to net assets
Expenses, before waiver of fees           0.00%
Expenses, after waiver of fees            0.00%
Net investment income                     0.00%
Portfolio Turnover Rate	                  0.00%
Number of Shares Outstanding
at End of Period (000 Omitted)             46

(a) Allocated between Net Investment Income and Net Gains or
(Losses) on Securities based on monthly weighted average shares outstanding.
(b) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.
(c) From November 2002 (inception) to December 31, 2002.



               Independent Auditor's Report

Board of Directors and Shareholders
Centurion Counsel Funds, Inc.

We have audited the accompanying statements of assets and liabilities Market Neutral Fund, Centurion Counsel Real Estate Fund, and
Centurion Counsel Growth Fund (constituting Centurion Counsel Funds, Inc., hereafter referred to as the Fund) including the schedule of investments in securities, covered all options written, and securities sold short as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of each of their operations for the year then ended, the changes in each of thier net assets for each of the two years in the period then ended, and the financial hightlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/
Squire & Company PC
Orem, Utah
February 14, 2003



INVESTMENT ADVISOR              BOARD OF DIRECTORS
Centurion Counsel, Inc.           Carol Ann Freeland
365 S. Rancho Santa Fe Rd.,       Jack K. Heilbron
3rd Floor                         Sumner Rollings
San Marcos, Ca 92069              Thomas Schwartz
                                  Doug Werner

DISTRIBUTOR                     OFFICERS
Centurion Institutional           Jack K. Heilbron
Services, Inc.                    Chief Executive Officer,
365 S. Rancho Santa Fe Rd.,       Chief Investment Officer,
3rd Floor                         President and Chief
San Marcos, Ca 92069              Financial Officer

                                  Mary Limoges
                                   Secretary

SHAREHOLDER SERVICING AGENT      PORTFOLIO
                                 MANAGER
Centurion Group, Inc.              Jack K. Heilbron
365 S. Rancho Santa Fe Rd.,
3rd Floor
San Marcos, Ca 92069

AUDITORS
Squire & Co.
1329 South 800 East
Orem, UT 84097-7700

LEGAL COUNSEL
Bruce J. Rushall, Esq.
Rushall & McGeever
1903 Wright Place, Suite 250
Carlsbad, CA 92008